- FPA Perennial Fund, Inc.                                                     -
-                                                                              -

                                                       SEMI-ANNUAL REPORT

-                                                                              -
-                                                                              -

                                JUNE 30, 1997

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                             OFFICERS AND DIRECTORS



DIRECTORS

John P. Endicott
Leonard Mautner
Julio J. de Puzo, Jr.
Lawrence J. Sheehan
Kenneth L. Trefftzs


OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000



This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

     During the six months ending June 30, 1997, FPA Perennial Fund's net asset value per share increased by 12.3%, adjusted for reinvestment of all dividends and capital gains distributions. This return compares to 11.3% for the Russell 2500 Index, 13.0% for the Lipper General Equity Fund Average, and 15.5% for the Lipper Growth & Income Fund Average. The following table shows returns for recent periods:


                                        1997                1996
                              -------------------------     ----
                                1Q        2Q     Y-T-D

          FPA Perennial       (3.6)%    16.5%     12.3%     20.4%
          Russell 2500        (3.4)     15.1      11.3      19.0
          Lipper General
           Equity Fund Avg.   (2.0)     15.4      13.0      19.5
          Lipper Growth &
           Income Fund Avg.    1.1      14.3      15.5      20.8

     We have noted for some time that the stock market's gains have been led by the biggest of the big stocks, and this has continued in 1997. The S&P 500 Index as a whole is up 20.5% year-to-date, while the 50 largest S&P 500 Index stocks (comprising about half of the Index's market cap) are up 26.2%. In contrast, the remaining 450 are ahead "only" 15.8%. Over the past twelve months, the difference is even greater--a gain of 46% for the top 50 vs. 26% for the rest.

     Although the market's valuation level continues to be rich by historical standards, we can take some comfort in the quality and relative valuations of the companies in the Perennial portfolio, compared to the market as a whole. We continue to attain our objective of owning better companies at lower valuations. As shown in the table below, the companies Perennial owns have achieved faster growth, earned higher returns, and possess superior balance sheets, yetare priced at lower PE ratios, compared to the average S&P 500 Index company.

                           Perennial*     S&P 500
                              Fund        Index*
                              ----        ------
     EPS Growth Rate (10Yr.)  17%          11%
     Return on Assets         11%           6%
     Debt % Capital           24%          54%
     PE Ratio                 17x          23x

* Industrial companies only (i.e. excludes banks and insurance)

     ARBOR DRUGS, owned by Perennial since 1994, is a good example of the high quality companies we strive to own, but also of the increasingly high valuations which many of our stocks have reached.

     Arbor was founded in 1963 by twenty-six year old Eugene Applebaum, who remains the CEO, with a single store in Dearborn, Michigan. It grew slowly but steadily, and when it first sold shares to the public in 1986, it had about fifty stores. Unit growth since then has been at a 13% rate and Arbor now has 200 stores, all in southeastern Michigan.

     Arbor's store growth has resulted in a remarkable increase in its market share in the Detroit Metropolitan area, from 3% fifteen years ago, to 10-12% at the time of the initial public offering, to 45% today. Much of this growth came from the declining role of independent drug stores, but of the drug chains operating in this market, only Arbor gained share. The number two Detroit chain, Perry Drugs (now owned by Rite Aid), only held its share constant over the past ten years, at about 25%, while Arbor's share was quadrupling.

     Arbor's rapid sales and unit growth has been achieved in the "right way,"-- not just by opening new stores, but by opening profitable ones. About half of sales growth has come from new units and half from growth in stores already open for over a year, an impressive achievement. Arbor's growth has been largely self-funded--it has raised no new capital since 1991, and balance sheet leverage has steadily decreased. In fact, cash balances of $40 million exceed Arbor's $15 million of debt. Return on equity has held steady in the 16-19% range. Ten year growth in EPS is 14% per year.

     Arbor plans to continue to grow its store base, opening about 100 new stores in the next 4-5 years. It is finding opportunities in other Michigan cities, notably Flint, as well as in the under-stored city of Detroit--most of Arbor's stores are in the suburbs. Arbor also recently expanded its distribution facility--its warehouse can now support 400 stores, twice their existing store base.

     Arbor has achieved its high returns by understanding its customers' need for convenience, courteous and professional service, excellent assortment in clean and orderly stores, and fair prices. Its state-of-the-art stores achieve industry leading sales per square foot of $550, and total sales per store of $4.7 million, while earning the highest operating margins in the business.

     There are a few competitive challenges to Arbor which have appeared in recent years, but we do not believe they currently represent a serious threat to its future success. As mentioned earlier, Rite Aid purchased Arbor's chief competitor Perry Drugs in early 1995. Perry was not a well-run chain and Rite Aid has clearly improved its operations, though any adverse effect on Arbor's market share or profitability is hard to detect. In addition, in May 1996 Walgreen announced that it planned to enter the Detroit market, and has recently opened its first few units. Although the entry of these two large and well capitalized companies will make prime real estate more difficult to obtain, there is no reason to expect a serious threat to Arbor's market dominance or profitability. Arbor has the most stores, the best locations, the leading name in the market, and store level execution as good as anybody in the industry.
Its buying power, compact market area, and great balance sheet give it a highly competitive cost structure.

     Although we are very pleased with Arbor's superior operating performance, excellent earnings growth and high returns, its increasingly high valuation has made it difficult to hold, and we have been net sellers over the past year, though Perennial continues to own a substantial position.
 At its June 30, 1997 price of 20 1/8, Arbor was priced at 24.5x trailing 12-month earnings, a bit higher than the S&P Industrials and "cheap" only if compared to Walgreen, which, with returns on capital, balance sheet and growth record similar to Arbor's, was valued at 32x earnings.

     Today's fully-priced stock market is not providing many opportunities to buy companies of Arbor's quality at reasonable prices. As a result, we find ourselves in a dilemma--we hold a portfolio of high quality companies, many of which, like Arbor, are fully priced, yet we are reluctant to reduce positions further in the absence of replacement ideas. We are confident that this situation will not continue indefinitely, but until it ends, our position is an uncomfortable one.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President
August 20, 1997

                             HISTORICAL PERFORMANCE


                                                AVERAGE ANNUAL TOTAL RETURN
                                                PERIODS ENDED JUNE 30, 1997
                                              1 YEAR      5 YEARS      10 YEARS
                                             --------    --------      --------
     FPA Perennial Fund, Inc.
       (NAV) . . . . . . . . . . . . .        23.79%       12.31%       11.80%
     FPA Perennial Fund, Inc.
       (Net of Sales Charge) . . . . .        15.74%       10.81%       11.05%
     Lipper Growth & Income Fund
       Average . . . . . . . . . . . .        28.07%       17.35%       12.77%
     Standard & Poor's
       500 Stock Index . . . . . . . .        34.75%       19.80%       14.61%

     Russell 2500 Stock Index. . . . .        20.10%       18.61%       12.75%


The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 1997 for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 6.5% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended June 30, 1997


                                                                     Shares
                                                                   ----------

NET PURCHASES

COMMON STOCKS
Graco Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,200
Kennametal Inc. (1). . . . . . . . . . . . . . . . . . . . . . .      9,100
Methode Electronics, Inc. (Class A). . . . . . . . . . . . . . .     36,700
Nucor Corporation (1). . . . . . . . . . . . . . . . . . . . . .     13,500
O'Reilly Automotive, Inc. (1). . . . . . . . . . . . . . . . . .     14,400
Toys "R" Us, Inc.. . . . . . . . . . . . . . . . . . . . . . . .      5,700
TriMas Corporation . . . . . . . . . . . . . . . . . . . . . . .      8,400
Tupperware Corporation . . . . . . . . . . . . . . . . . . . . .      6,600
Viking Office Products, Inc. (1) . . . . . . . . . . . . . . . .     21,000

NET SALES

COMMON STOCKS
Arbor Drugs, Inc.. . . . . . . . . . . . . . . . . . . . . . . .     42,500
Arrow Electronics, Inc.. . . . . . . . . . . . . . . . . . . . .      3,800
Bandag, Incorporated . . . . . . . . . . . . . . . . . . . . . .     14,800
Bob Evans Farms, Inc.. . . . . . . . . . . . . . . . . . . . . .     14,000
Carnival Corporation (Class A) . . . . . . . . . . . . . . . . .     14,000
Circuit City Stores, Inc.. . . . . . . . . . . . . . . . . . . .     10,000
Dover Corporation (2). . . . . . . . . . . . . . . . . . . . . .      8,100
Dames & Moore, Inc.. . . . . . . . . . . . . . . . . . . . . . .     14,000
DENTSPLY International Inc.. . . . . . . . . . . . . . . . . . .      2,100
Horace Mann Educators Corporation. . . . . . . . . . . . . . . .     20,000
IDEX Corporation . . . . . . . . . . . . . . . . . . . . . . . .      5,000
Juno Lighting, Inc.. . . . . . . . . . . . . . . . . . . . . . .     30,000
Kaydon Corporation . . . . . . . . . . . . . . . . . . . . . . .      8,700
Lancaster Colony Corporation . . . . . . . . . . . . . . . . . .      3,200
Manpower Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .      8,900
OM Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .      3,500
Pfizer Inc. (2). . . . . . . . . . . . . . . . . . . . . . . . .      7,300
Progressive Corporation, The . . . . . . . . . . . . . . . . . .      3,600
Strayer Education, Inc.. . . . . . . . . . . . . . . . . . . . .      5,600
Unifi, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .     15,300


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 1997

COMMON STOCKS                                                                       Shares                Cost            Value
--------------------------------------------------------------------------         -------         ---------------    -------------
PRODUCER DURABLE GOODS -- 21.5%

Channell Commercial Corporation* . . . . . . . . . . . . . . . . . . . . .          48,900         $     542,192      $    660,150
Donaldson Company, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .          28,000               714,238         1,064,000
Federal Signal Corporation . . . . . . . . . . . . . . . . . . . . . . . .          23,300               515,245           585,412
Graco Inc.                                                                          36,100               717,626         1,087,513
Holophane Corporation*                                                              68,000             1,192,170         1,360,000
IDEX Corporation                                                                    51,250             1,212,524         1,691,250
Kaydon Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33,000               934,168         1,637,625
Leggett & Platt, Incorporated. . . . . . . . . . . . . . . . . . . . . . .          20,000               463,035           860,000
TriMas Corporation                                                                  35,900               812,761         1,009,688
                                                                                                   -------------      ------------
                                                                                                   $   7,103,959      $  9,955,638
                                                                                                   -------------      ------------

BUSINESS SERVICES & SUPPLIES -- 15.1%
Arrow Electronics, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . .          15,200         $     588,770      $    807,500
Bacou USA, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          38,700               587,318           628,875
Devon Group, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . . . . .          70,000             2,433,500         2,502,500
Franklin Covey Co.*. . . . . . . . . . . . . . . . . . . . . . . . . . . .          45,000               983,301         1,139,063
Kennametal Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,100               315,771           391,300
Manpower Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,900               540,093           930,050
Strayer Education, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .          16,200               162,000           615,600
                                                                                                   -------------      ------------
                                                                                                   $   5,610,753      $  7,014,888
                                                                                                   -------------      ------------

MATERIALS -- 13.9%
Bandag, Incorporated . . . . . . . . . . . . . . . . . . . . . . . . . . .          22,200         $   1,125,629      $  1,087,800
Caraustar Industries, Inc. . . . . . . . . . . . . . . . . . . . . . . . .          81,000             1,514,125         2,804,625
Nucor Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,500               642,018           762,750
OM Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37,000               717,046         1,225,625
Unifi, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,900               338,164           556,887
                                                                                                   -------------      ------------
                                                                                                   $   4,336,982      $  6,437,687
                                                                                                   -------------      ------------

RETAILING -- 10.6%
Arbor Drugs, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          49,375         $     408,715      $    993,672
Bob Evans Farms, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .          40,000               778,005           677,500
Circuit City Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .          30,000               837,520         1,066,875
O'Reilly Automotive, Inc.* . . . . . . . . . . . . . . . . . . . . . . . .          14,400               462,413           554,400
Toys "R" Us, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35,100               900,766         1,228,500
Viking Office Products, Inc.*. . . . . . . . . . . . . . . . . . . . . . .          21,000               296,050           399,000
                                                                                                   -------------      ------------
                                                                                                   $   3,683,469      $  4,919,947
                                                                                                   -------------      ------------

CONSUMER NON-DURABLE GOODS -- 7.7%
Lancaster Colony Corporation . . . . . . . . . . . . . . . . . . . . . . .          33,800         $   1,147,690      $  1,635,075
Newell Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,000               353,550           594,375
Tupperware Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .          37,000             1,492,892         1,350,500
                                                                                                   -------------      ------------
                                                                                                   $   2,994,132      $  3,579,950
                                                                                                   -------------      ------------


                            PORTFOLIO OF INVESTMENTS
                                  June 30, 1997

                                                    Shares or
                                                    Principal
COMMON STOCKS--CONTINUED                             Amount                      Cost               Value
------------------------------------------------    ----------            --------------      ---------------
HEALTH CARE -- 7.2%
Allergan, Inc. . . . . . . . . . . . . . . . . .      38,900              $     865,594       $    1,237,506
DENTSPLY International Inc.. . . . . . . . . . .      19,000                    654,062              931,000
Landauer, Inc. . . . . . . . . . . . . . . . . .      50,000                  1,003,288            1,159,375
                                                                          -------------       --------------
                                                                          $   2,522,944       $    3,327,881
                                                                          -------------       --------------

INSURANCE -- 4.7%
Horace Mann Educators Corporation. . . . . . . .      10,600              $     255,142       $      519,400
Poe & Brown, Inc.. . . . . . . . . . . . . . . .      24,100                    583,188              891,700
Progressive Corporation, The . . . . . . . . . .       9,000                    348,669              783,000
                                                                          -------------       --------------
                                                                          $   1,186,999       $    2,194,100
                                                                          -------------       --------------

TECHNOLOGY -- 4.7%
Belden Inc.. . . . . . . . . . . . . . . . . . .      28,500              $     797,372       $      970,781
Methode Electronics, Inc. (Class A). . . . . . .      60,200                    943,248            1,196,475
                                                                          -------------       --------------
                                                                          $   1,740,620       $    2,167,256
                                                                          -------------       --------------
CONSUMER DURABLE GOODS -- 4.2%
Cooper Tire & Rubber Company . . . . . . . . . .      51,800              $   1,207,343       $    1,139,600
Juno Lighting, Inc.. . . . . . . . . . . . . . .      50,900                    785,686              827,125
                                                                          -------------       --------------
                                                                          $   1,993,029       $    1,966,725
                                                                          -------------       --------------

ENTERTAINMENT -- 3.7%
Carnival Corporation (Class A) . . . . . . . . .      41,000              $     902,620       $    1,691,250
                                                                          -------------       --------------

ENGINEERING & ARCHITECTURAL SERVICES -- 1.3%
Dames & Moore, Inc.. . . . . . . . . . . . . . .      50,000              $     610,888       $      618,750
                                                                          -------------       --------------

ENERGY -- 1.1%
North European Oil Royalty Trust (CBI) . . . . .      35,000              $     234,803       $      485,625
                                                                          -------------       --------------

TOTAL INVESTMENT SECURITIES -- 95.7% . . . . . .                          $  32,921,198       $   44,359,697
                                                                          -------------       --------------
                                                                          -------------       --------------

SHORT-TERM INVESTMENT -- 3.9%
State Street Bank Repurchase
 Agreement -- 5% 7/01/97
  (Collateralized by U.S. Treasury
   Notes -- 5 1/2% 2000
  market value $1,868,865) . . . . . . . . . . .  $1,829,000                                  $    1,829,254
                                                                                              --------------

TOTAL INVESTMENTS -- 99.6% . . . . . . . . . . .                                              $   46,188,951

Other assets less liabilities -- 0.4%. . . . . .                                                     169,797
                                                                                              --------------
TOTAL NET ASSETS -- 100% . . . . . . . . . . . .                                              $   46,358,748
                                                                                              --------------
                                                                                              --------------


*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1997

ASSETS
  Investments at value:
    Investment securities -- at market
     value
      (identified cost $32,921,198). . . . .     $  44,359,697

    Short-term investment -- at cost plus
      interest earned
      (maturity 60 days or less) . . . . . .         1,829,254   $ 46,188,951
                                                 -------------

  Cash . . . . . . . . . . . . . . . . . . .                              442
  Receivable for:
    Investment securities sold . . . . . . .     $     268,305
    Dividends. . . . . . . . . . . . . . . .            59,261
    Capital Stock sold . . . . . . . . . . .             9,175        336,741
                                                 -------------   ------------
                                                                 $ 46,526,134

LIABILITIES
  Payable for:
    Investment securities purchased. . . . .     $     100,000
    Advisory fees and financial services . .            32,443
    Capital Stock repurchased. . . . . . . .            20,843
    Accrued expenses . . . . . . . . . . . .            14,100        167,386
                                                 -------------   ------------

NET ASSETS -- equivalent to $21.69 per
  share on 2,137,788
  shares of Capital Stock outstanding. . . .                     $ 46,358,748
                                                                 ------------
                                                                 ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per
   share; authorized
   25,000,000 shares; outstanding
   2,137,788 shares. . . . . . . . . . . . .                     $     21,378
  Additional Paid-in Capital . . . . . . . .                       32,309,417
  Undistributed net investment income. . . .                           32,037
  Undistributed net realized
   gain on investments . . . . . . . . . . .                        2,557,417
  Unrealized appreciation of investments . .                       11,438,499
                                                                 ------------
  Net assets at June 30, 1997. . . . . . . .                     $ 46,358,748
                                                                 ------------
                                                                 ------------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1997

INVESTMENT INCOME
    Interest . . . . . . . . . . . . . . . .                       $   29,787
    Dividends. . . . . . . . . . . . . . . .                          283,599
                                                                   ----------
                                                                   $  313,386

EXPENSES -- Note 3:
    Advisory fees. . . . . . . . . . . . . .      $    165,196
    Audit fees . . . . . . . . . . . . . . .            23,775
    Financial services . . . . . . . . . . .            22,026
    Transfer agent fees and expenses . . . .            21,234
    Registration fees. . . . . . . . . . . .            15,635
    Custodian fees . . . . . . . . . . . . .            11,149
    Directors' fees and expenses . . . . . .            10,133
    Reports to shareholders. . . . . . . . .             4,590
    Legal fees . . . . . . . . . . . . . . .             2,648
    Other expenses . . . . . . . . . . . . .               465        276,851
                                                  ------------    -----------
       Net investment income . . . . . . . .                      $    36,535
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment
      securities (excluding
      short-term investments with maturities
      of 60 days or less). . . . . . . . . .      $  8,612,974
    Cost of investment securities sold . . .         6,042,154
                                                  ------------
     Net realized gain on investments. . . .                      $ 2,570,820

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of
     period. . . . . . . . . . . . . . . . .      $  8,867,497
    Unrealized appreciation at end
      of period. . . . . . . . . . . . . . .        11,438,499
                                                  ------------
      Increase in unrealized appreciation
          of investments . . . . . . . . . .                        2,571,002
                                                                  -----------

            Net realized and unrealized
             gain on investments . . . . . .                      $ 5,141,822
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . .                      $ 5,178,357
                                                                  -----------
                                                                  -----------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                        Six Months Ended                      Year Ended
                                                         June 30, 1997                     December 31, 1996
                                                        ----------------                   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . .        $     36,535                       $    216,385
  Net realized gain on investments . . . . . . . .           2,570,820                          6,458,334
  Increase in unrealized
    appreciation of investments. . . . . . . . . .           2,571,002                          1,634,018
                                                          ------------                       ------------
Increase in net assets resulting
  from operations. . . . . . . . . . . . . . . . .                         $   5,178,357                             $  8,308,737

Distributions to shareholders from:
  Net investment income. . . . . . . . . . . . . .        $   (101,428)                      $   (473,568)
  Net realized capital gains . . . . . . . . . . .          (6,471,057)       (6,572,485)      (7,224,334)             (7,697,902)
                                                          ------------                       ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . . . . .        $    979,060                       $  3,446,804
  Proceeds from shares issued to
    shareholders upon reinvestment of
    dividends and distributions. . . . . . . . . .           6,244,289                          6,824,920
  Cost of Capital Stock repurchased. . . . . . . .          (5,268,316)        1,955,033      (12,475,048)             (2,203,324)
                                                          ------------     -------------     ------------            ------------
Total increase (decrease) net assets . . . . . . .                         $     560,905                             $ (1,592,489)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $96,930 and $354,113. . . . . . . . . . . . .                            45,797,843                               47,390,332
                                                                           -------------                             ------------
End of period, including
  undistributed net investment income
  of $32,037 and $96,930 . . . . . . . . . . . . .                         $  46,358,748                             $ 45,797,843
                                                                           -------------                             ------------
                                                                           -------------                             ------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . . . . .                                49,848                                  171,914
Shares issued to shareholders upon
  reinvestment of dividends and  . . . . . . . . .
  distributions. . . . . . . . . . . . . . . . . .                               326,584                                  360,490

Shares of Capital Stock repurchased. . . . . . . .                              (267,175)                                (623,524)
                                                                           -------------                             ------------

Increase (decrease) in Capital
  Stock outstanding. . . . . . . . . . . . . . . .
           . . . . . . . . . . . . . . . . . . . .                               109,257                                  (91,120)
                                                                           -------------                             ------------
                                                                           -------------                             ------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                  Six
                                                 Months
                                                  Ended
                                                 June 30,                         Year Ended December 31,
                                                            ---------------------------------------------------------------------
                                                   1997        1996           1995           1994            1993           1992
                                                  ------      ------         ------         ------          ------         ------
Per share operating performance:
Net asset value at beginning of period . . . .   $ 22.58    $  22.36      $   21.97      $   23.76      $    23.94      $  22.40
                                                 -------    --------      ---------      ---------      ----------      --------
Net investment income. . . . . . . . . . . . .   $  0.02    $   0.10      $    0.36      $    0.46      $     0.46      $   0.52

Net realized and unrealized gain (loss)
  on investment securities . . . . . . . . . .      2.33        3.75           2.95          (0.48)           0.59          2.26
                                                 -------    --------      ---------      ---------      ----------      --------
Total from investment operations . . . . . . .   $  2.35    $   3.85      $    3.31      $   (0.02)     $     1.05      $   2.78
                                                 -------    --------      ---------      ---------      ----------      --------
Less distributions:
  Dividends from net investment income . . . .   $ (0.05)   $  (0.22)     $   (0.44)     $   (0.46)     $    (0.47)     $  (0.57)
  Distributions from net realized

    capital gains. . . . . . . . . . . . . . .     (3.19)      (3.41)         (2.48)         (1.31)          (0.76)        (0.67)
                                                 -------    --------      ---------      ---------      ----------      --------

  Total distributions. . . . . . . . . . . . .   $ (3.24)   $  (3.63)     $   (2.92)     $   (1.77)     $    (1.23)     $  (1.24)
                                                 -------    --------      ---------      ---------      ----------      --------
Net asset value at end of period . . . . . . .   $ 21.69    $  22.58      $   22.36      $   21.97      $    23.76      $  23.94
                                                 -------    --------      ---------      ---------      ----------      --------
                                                 -------    --------      ---------      ---------      ----------      --------

Total investment return* . . . . . . . . . . .     12.34%      20.39%         17.27%         (0.03)%          4.64%        13.07%
Ratios/supplemental data:
Net assets at end of period (in thousands) . .    $46,359     $45,798        $47,390        $51,965         $88,301       $76,254
Ratio of expenses to average net assets. . . .      1.26%+      1.19%          1.19%          1.13%           1.02%         1.08%
Ratio of net investment income to
  average net assets . . . . . . . . . . . . .      0.17%+      0.48%          1.63%          1.95%           2.03%         2.37%
Portfolio turnover rate. . . . . . . . . . .          16%+        30%            58%            31%             43%           30%
Average brokerage commissions per share. . . .     $0.0586     $0.0596           --             --              --            --


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 1997 is not annualized.
+ Annualized


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1997




NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital, with current income as a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listedortraded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturi-ties of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.


C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES


     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $3,520,996 for the six months ended June 30, 1997. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at June 30, 1997 was the same for federal income tax and financial reporting purposes.


NOTE 3 -- ADVISORY FEES AND OTHER
     AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser").

Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended June 30, 1997, the Fund   paid  aggregate  fees
of $10,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel to the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended June 30, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,463 in net Fund share sales commis- sions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.